Exhibit 10.1

WARRANT TO PURCHASE
COMMON STOCK

Warrant to Purchase
30,000 shares of Common Stock, $.01 par value
of
Travelzoo Inc.

        THIS WARRANT TO PURCHASE COMMON STOCK (the “Warrant”), dated as of July __, 2003, is by and between Ralph Bartel (“Bartel”) and Wedbush Morgan Securities, Inc. (the “Underwriter” or “Holder”).

        WHEREAS, the Underwriter has agreed pursuant to an underwriting agreement (the “Underwriting Agreement”) dated as of July __, 2003 among Bartel, and the Underwriter and Travelzoo Inc., a Delaware corporation (the “Company”), to purchase 300,000 shares of the common stock, $.01 par value, of the Company owned by Bartel on the terms and conditions set forth in the Underwriting Agreement; and

        WHEREAS, as a condition to its willingness to enter into the Underwriting Agreement, the Underwriter has required that Bartel issue this Warrant to the Underwriter, and Bartel has agreed to do so;

        NOW, THEREFORE, in consideration of the premises, the payment by the Underwriter to Bartel of $300 (representing the purchase price for this Warrant), the agreements herein set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.        Warrant; Period of Exercise. Subject to the terms and conditions herein set forth, Holder is hereby entitled to purchase from Bartel thirty thousand (30,000) shares of the common stock, $.01 par value (“Common Stock”), of the Company, at a price per share of $_____ (as the same may be adjusted pursuant to the terms and conditions set forth herein, the “Warrant Exercise Price”) at any time from and after _______, 2004 until _______, 2008. The shares of Common Stock deliverable upon exercise of this Warrant (the “Shares”) shall be entitled to registration rights pursuant to the Registration Rights Agreement, dated as of the date hereof, between the Company and the Holder.

        2.        Exercise of Warrant. This Warrant may be exercised by the Holder, in whole or in part (but only in respect of whole shares), by the surrender of this Warrant to Bartel (with the notice of exercise form attached hereto as Exhibit A duly executed), accompanied by the payment, by cashier’s check, wire transfer of immediately available funds or other form of payment acceptable to Bartel, of an amount equal to the then applicable Warrant Exercise Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the rights represented by this Warrant, Bartel shall cause certificates for the Shares so purchased to be delivered to the Holder promptly following such exercise, issued in such names and in such denominations as shall be requested by the Holder, and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder promptly following such exercise.

        3.        Reservation of Shares. At all times Bartel shall hold for delivery upon exercise of this Warrant a sufficient number of Shares for delivery upon exercise of this Warrant.

        4.        Restriction on Exercise or Transfer of Warrant. The Holder may not transfer this Warrant or any interest herein without the prior written consent of Bartel, except for transfers to employees or affiliates of the Holder. In addition, the Holder covenants and agrees that this Warrant is being acquired as an investment and not with a view to distribution and that this Warrant, the Shares or any other security delivered upon exercise of this Warrant may not be sold, offered for sale, pledged or hypothecated without registration under the Securities Act of 1933, as amended, or delivery of an opinion of counsel satisfactory to the Company that such registration is not required.

        5.        No Stockholder Rights. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

        6.        Adjustment of Warrant Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

        (a)        Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the Company’s common stock payable in common stock or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned such Share of record as of the date the dividend occurred. If the Company subdivides the Company’s common stock by reclassification or otherwise into a greater number of shares or takes any other similar action, the number of Shares purchasable hereunder shall be correspondingly increased and the Warrant Exercise Price shall be correspondingly decreased, and if the outstanding shares of common stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Exercise Price shall be correspondingly increased and the number of Shares shall be correspondingly decreased, so that, in any case, the Holder shall receive, on exercise of this Warrant or any portion hereof, the same number and class of securities, at the same aggregate Warrant Exercise Price, as the Holder would have held and paid if this Warrant or such portion had been exercised immediately before such event.

        (b)        Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, combination, substitution, or other event that results in a change of the number and/or class of the securities deliverable upon exercise of this Warrant, Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, combination, substitution, or other event.

        (c)        Notice of Adjustments. Whenever the terms of this Warrant shall be adjusted pursuant to the provisions hereof, Bartel shall within thirty (30) days of such adjustment deliver a certificate to Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the number and class of securities in respect of which this Warrant may be exercised and the Warrant Exercise Price after giving effect to such adjustment.

        7.        Notices. All notices, requests, consents and other communications hereunder shall be deemed to have been duly made if sent in accordance with Section __ of the Underwriting Agreement.

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        8.        Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        9.        Miscellaneous. This Warrant shall be governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be change, waived, discharged or terminated orally but only by an instrument in writing signed by Bartel and the Holder.

_________________

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date set forth above.

Ralph Bartel WEDBUSH MORGAN SECURITIES, INC.
By:
Name: Title:

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EXHIBIT A

NOTICE OF EXERCISE

To: Ralph Bartel

        1.        The undersigned hereby elects to purchase _______ shares of the common stock of Travelzoo Inc. pursuant to the terms of the attached Warrant to Purchase Common Stock dated __________, 2003 between Ralph Bartel and Wedbush Morgan Securities, Inc. (the “Warrant”) and tenders herewith payment of the purchase price of such shares in full.

        2.        Please cause a certificate or certificates representing said shares to be issued in the name of the undersigned or in such other name as is specified below:

Name	Address

         3.        If said number of shares of common stock is less than all of the shares of common stock purchasable under the Warrant, the undersigned requests that a new warrant representing the balance of the shares of Common Stock purchasable be issued in the name of the undersigned.

(Signature)

(Date)

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